EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1, CONSENT AND WAIVER dated as of September 30, 2003 (this “Amendment”), to the CREDIT AGREEMENT dated as of March 27, 2003 (the “Credit Agreement”), among AMERIPATH, INC., a Delaware corporation (the “Borrower”), AMERIPATH HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I thereof), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its Cayman Islands branch (“CSFB”), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. The Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

B. Holdings and the Borrower have informed the Lenders that the Borrower intends to acquire all or substantially all of the stock or assets of Pathology Associates, P.C., a New York professional corporation (“PAPC”), for aggregate consideration of approximately $41,000,000, consisting of (i) approximately $33,000,000 in cash (the “Cash Consideration”) and (ii) Additional Seller Notes of the Borrower with a Midpoint Amount equal to approximately $8,000,000. Holdings and the Borrower intend to fund the Cash Consideration with (x) proceeds from the issuance to Permitted Investors of approximately $10,000,000 of common equity of Holdings, which proceeds shall be contributed by Holdings to the Borrower and (y) approximately $23,000,000 of proceeds of Revolving Credit Loans under the Credit Agreement. The acquisition of PAPC, on the terms described in this paragraph, is referred to in this Amendment as the “PAPC Acquisition”.

C. The Borrower has requested that the Lenders consent to the Acquisition and waive and amend certain provisions of the Credit Agreement as set forth in this Amendment, and the Lenders whose signatures appear below, constituting at least the Requisite Lenders (as defined below), are willing so to consent and to agree to such waivers and amendments on the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The following new definition is inserted in the appropriate alphabetical order therein:

‘“Amendment Effective Date’ shall have the meaning assigned to such term in Amendment No. 1, Consent and Waiver dated as of September 30, 2003, to this Agreement.”

(b) The definition of “Consolidated EBITDA” set forth therein is hereby amended by inserting the following new sentence at the end thereof:

“In addition, solely for purposes of determining compliance with Sections 6.11, 6.12 and 6.13 as of or for the periods ended on June 30, 2003 and September 30, 2003, charges related to provisions for contractual allowances and doubtful accounts of up to (but not exceeding) $4,800,000 for the fiscal quarter ended June 30, 2003 and up to (but not exceeding) $6,200,000 for the fiscal quarter ended September 30, 2003 shall be added to Consolidated Net Income in the calculation of Consolidated EBITDA for such periods.”

SECTION 2. Amendment of Section 3.06. Section 3.06 of the Credit Agreement is hereby amended and restated as follows:

“SECTION 3.06. No Material Adverse Change. Except as disclosed to the Lenders prior to the Amendment Effective Date, no event, change or condition has occurred that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, operations, condition (financial or otherwise) or prospects of Holdings, the Borrower and the Subsidiaries, taken as a whole, since December 31, 2002; provided that the adoption of reductions in Medicare reimbursement levels proposed by the Centers for Medicare and Medicaid Services in July 2002 shall not constitute a material adverse change in the financial condition or operations of Holdings, the Borrower and the Subsidiaries, taken as a whole.”

SECTION 3. Amendment of Section 6.04. Section 6.04(g)(viii) of the Credit Agreement is hereby amended by deleting the words “at least $20,000,000” and substituting therefor the words “at least $30,000,000”.

SECTION 4. Amendment of Section 6.13. Section 6.13 of the Credit Agreement is hereby amended and restated as follows:

“SECTION 6.13. Maximum Leverage Ratio. Permit the Leverage Ratio as of the last day of any fiscal quarter ending during any period set forth below to be greater than the ratio set forth opposite such period below:

Date or Period	Ratio
Apri1 1, 2003 through September 30, 2003	5.30 to 1.00
October 1, 2003 through December 31, 2004	5.25 to 1.00
January 1, 2005 through March 31, 2005	4.40 to 1.00
April 1, 2005 through June 30, 2005	4.00 to 1.00
July 1, 2005 through September 30, 2005	3.85 to 1.00
October 1, 2005 through December 31, 2005	3.75 to 1.00
January 1, 2006 through March 31, 2006	3.70 to 1.00
April 1, 2006 through June 30, 2006	3.35 to 1.00
July 1, 2006 through September 30, 2006	3.30 to 1.00
October 1, 2006 through December 31, 2006	3.20 to 1.00
January 1, 2007 through March 31, 2007	3.10 to 1.00
April 1, 2007 through June 30, 2007	2.80 to 1.00
July 1, 2007 through September 30, 2007	2.75 to 1.00
October 1, 2007 through December 31, 2007	2.70 to 1.00
January 1, 2008 through March 31, 2008	2.60 to 1.00
April 1, 2008 through June 30, 2008	2.50 to 1.00
July 1, 2008 through September 30, 2008	2.40 to 1.00
October 1, 2008 through December 31, 2008	2.30 to 1.00
January 1, 2009 through March 31, 2009	2.20 to 1.00
April 1, 2009 through June 30, 2009	2.10 to 1.00
Thereafter	2.00 to 1.00”

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SECTION 5. Consent and Waiver; Agreement. (a) Effective as of the Amendment Effective Date (as defined below), each of the undersigned Lenders, constituting at least the Requisite Lenders, hereby (i) consents to the PAPC Acquisition, (ii) waives compliance by Holdings and the Borrower with the provisions of Section 6.04(g)(ix) of the Credit Agreement to the extent (but only to the extent) necessary to permit Holdings and the Borrower to consummate the PAPC Acquisition, and (iii) agrees that the PAPC Acquisition shall be deemed not to have utilized any of the baskets set forth in Section 6.04(g)(ix) of the Credit Agreement; provided, however, that after giving effect to the PAPC Acquisition and the financing therefor, on the closing date thereof, not more than $23,000,000 aggregate principal amount of Revolving Loans and Swingline Loans shall be outstanding.

(b) Holdings, the Borrower and the undersigned Lenders, constituting at least the Required Lenders, hereby agree that (i) assuming compliance by Holdings and the Borrower with the provisions of Section 6.04(g) not waived pursuant to paragraph (a), the PAPC Acquisition shall be deemed to be a “Permitted Acquisition” for all purposes of the Credit Agreement and the other Loan Documents and (ii) no portion of the 50% carryforward referred to in Section 6.04(g)(ix) shall be available in respect of the fiscal year ended December 31, 2003.

SECTION 6. Representations, Warranties and Agreements. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

(a) This Amendment has been duly executed and delivered by each of Holdings and the Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

SECTION 7. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) on the date that the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) Holdings, (b) the Borrower and (c) the Required Lenders and Revolving Credit Lenders holding a majority in interest of the Total Revolving Credit Commitment (the “Requisite Lenders”).

SECTION 8. Amendment Fee. The Borrower agrees to pay to each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on October 14, 2003 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.250% of the sum of such Lender’s Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender’s outstanding Term Loans, in each case as of the Signing Date. The Amendment Fee shall be payable upon and subject to the effectiveness of this Amendment in accordance with Section 7 hereof. Once paid, the Amendment Fee shall not be refundable under any circumstances.

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SECTION 9. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of, and are not taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMERIPATH, INC.,

by:	/s/ DAVID L. REDMOND
	Name:	DAVID L. REDMOND
	Title:	EVP & CFO

AMERIPATH HOLDINGS, INC.,

by:	/s/ DAVID L. REDMOND
	Name:	DAVID L. REDMOND
	Title:	ASST. TREASURER

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, individually and as Administrative Agent,

by:
Name:
Title:

by:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMERIPATH, INC.,

by:
Name:
Title:

AMERIPATH HOLDINGS, INC.,

by:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, individually and as Administrative Agent,

by:	/s/ JOSEPHADIPIETRO
	Name:	JOSEPHADIPIETRO
	Title:	DIRECTOR

by:	/s/ JOSHUA PARRISH
	Name:	JOSHUA PARRISH
	Title:	ASSOCIATE

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	1888 FUND, LTD.

by:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Fund Controller

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER: Pacifica CDO II, Ltd.
by: Alcontra, Inc. as its Investment Manager.

by:	/s/ DEAN K. KAWAI
	Name:	DEAN K. KAWAI
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER: Antares Capital Corporation

by:	/s/ David Mahon
	Name:	David Mahon
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Mariner CDO 2002 Ltd

by:	/s/ David Mahon
	Name:	David Mahon
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	GLENEAGLES TRADING LLC

by:	/s/ ANN E. MORRIS
	Name:	ANN E. MORRIS
	Title:	ASST VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	HARBOUR TOWN FUNDING LLC

by:	/s/ ANN E. MORRIS
	Name:	ANN E. MORRIS
	Title:	ASST VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	ORIX FUNDING LLC

by:	/s/ ANN E. MORRIS
	Name:	ANN E. MORRIS
	Title:	ASST VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	SRF 2000, INC.

by:	/s/ ANN E. MORRIS
	Name:	ANN E. MORRIS
	Title:	ASST VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	STANWICH LOAN FUNDING LLC

by:	/s/ ANN E. MORRIS
	Name:	ANN E. MORRIS
	Title:	ASST VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Bank One, NA

by:	/s/ Dana E. Jurgens
	Name:	Dana E. Jurgens
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	VENTURE CDO 2002, LIMITED By its investment advisor, Barclays Capital Asset Management Limited, By its sub-advisor, Barclays Bank PLC, New York Branch

by:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	VENTURE II CDO 2002, LIMITED By its investment advisor, Barclays Bank PLC, New York Branch

by:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

BAVARIA TRR CORPORATION

by:	/s/ Lori Gebron
Name:	Lori Gebron
Title:	VP

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Braymoor & Co. By : Bear Stearns Asset Management as its Attorney- in Fact

by:	[ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Associate Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Gallatin Funding I Ltd. By: Bear Stearns Asset Management Inc. as its Collateral Manager

by:	[ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Associate Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Grayston CLO 2001-01 Ltd. By: Bear Stearns Asset Management Inc. as its Collateral Manager

by:	[ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Associate Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	By: Callidus Debt Partners CDO Fund I, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

by:	/s/ WAYNE MUELLER
	Name:	WAYNE MUELLER
	Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	By: Callidus Debt Partners CDO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

by:	/s/ WAYNE MUELLER
	Name:	WAYNE MUELLER
	Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	COLUMBIA FLOATING RATE
ADVANTAGE FUND
(f/k/a Liberty Floating Rate Advantage Fund)
By: Columbia Management Advisors, Inc.,
As Advisor

by:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	COLUMBIA FLOATING RATE
LIMITED LIABILITY COMPANY
(f/k/a Stein Roe Floating Rate Limited Liability Company)
By: Columbia Management Advisors, Inc.,
As Advisor

by:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	ATRIUM CDO

by:	/s/ Andrew H. Marshak
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	CSAM FUNDING I

by:	/s/ Andrew H. Marshak
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	CSAM FUNDING III

by:	/s/ Andrew H. Marshak
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	FIRST DOMINION FUNDING II

by:	/s/ Andrew H. Marshak
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	FIRST DOMINION FUNDING III

by:	/s/ Andrew H. Marshak
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	SEABOARD CLO 2000 LTD.
By: David L. Babson & Company Inc. as Collateral Manager

by:	/s/ Glenn Duffy
	Name:	Glenn Duffy
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Deutsche Bank AG Cayman Islands Branch

by:	/s/ Gregory Shefrin
	Name:	Gregory Shefrin
	Title:	Director

Lender:	Deutsche Bank AG Cayman Islands Branch

/s/ Susan LeFevre
Susan LeFevre
Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	BLUE SQUARE FUNDING SERIES 3 DEUTSCHE BANK TRUST CO. AMERICAS EKA BANKERS TRUST CO.

by:	/s/ SUSAN ANDERSON
	Name:	SUSAN ANDERSON
	Title:	ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

BLUE SQUARE FUNDING LIMITED SERIES 3

by:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	BALLYROCK CLO II Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager

by:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

by:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Fidelity Fixed-Income Trust; Fidelity High Income Fund

by:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Franklin CLO I, Limited

by:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Franklin CLO II, Limited

by:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Franklin CLO III, Limited

by:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	FRANKLIN CLO IV, LIMITED

by:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	FRANKLIN FLOATING RATE DAILY ACCESS FUND

by:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Franklin Floating Rate Master Series

by:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Franklin Floating Rate Trust

by:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	GENERAL ELECTRIC CAPITAL CORPORATION

by:	/s/ W. JEROME McDERMOTT
	Name:	W. JEROME McDERMOTT
	Title:	DULY AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	GoldenTree High Yield Opportunities I, LP
By: GoldenTree Asset Management, LP

by:	/s/ Frederick S. Haddad
	Name:	Frederick S. Haddad
	Title:	Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	GoldenTree High Yield Opportunities II, LP
By: GoldenTree Asset Management, LP

by:	/s/ Frederick S. Haddad
	Name:	Frederick S. Haddad
	Title:	Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	GoldenTree Loan Opportunities I, Limited
By: GoldenTree Asset Management, LP

by:	/s/ Frederick S. Haddad
	Name:	Frederick S. Haddad
	Title:	Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	GoldenTree Loan Opportunities II, Limited
By: GoldenTree Asset Management, LP

by:	/s/ Frederick S. Haddad
	Name:	Frederick S. Haddad
	Title:	Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	SunAmerica Life Insurance Company

by:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

GSC PARTNERS GEMINI FUND LIMITED

By:	GSCP (NJ), L.P. as Collateral Monitor

	By:	GSCP (NJ), Inc., its General Partner

		By:	/s/ Thomas V. Inglesby
		Name:	Thomas V. Inglesby
		Title:	Managing Director

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AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Highland Legacy Limited
By: Highland Capital Management, As Collateral Manager

by:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Highland Loan Funding V Ltd.
By: Highland Capital Management L.P. As Collateral Manager

by:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Restoration Funding CLO, LTD
By: Highland Capital Management L.P. As Collateral Manager

by:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

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AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	JPMorgan Chase Bank, as Trustee of the Anterea Funding Trust, created under the Trust Agreement dated as of November 1999

by:	/s/ Leslie Hardley
	Name:	Leslie Hardley
	Title:	Officer

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

KZH Highland - 2 LLC

by:	/s/ DORIAN HERRERA
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

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AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	LaSalle Bank N.A. as Custodian

by:	[ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	1st Vice President

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AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

by:	/s/ Paula K. Berry
	Name:	Paula K. Berry
	Title:	Vice President

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AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	METROPOLITAN LIFE INSURANCE COMPANY

by:	/s/ ERIK V. SAV
	Name:	ERIK V. SAV
	Title:	DIRECTOR

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AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Morgan Stanley Prime Income Trust

by:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Executive Director

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AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

by:	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

by:	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Sankaty Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

by:	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Sankaty Advisors, LLC as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender

by:	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

by:	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Sankaty High Yield Partners II, L.P.

by:	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	CASTLE HILL III CLO LIMITED
By: Sankaty Advisors, LLC as Collateral Manager

by:	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

by:	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Emerald Orchard Limited

by:	/s/ Stacey L. Malek
	Name:	Stacey L. Malek
	Title:	Attorney in Fact

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Loan Funding Corp. THC, Ltd.

by:	/s/ Stacey L. Malek
	Name:	Stacey L. Malek
	Title:	Attorney in Fact

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Toronto Dominion (New York), Inc.

by:	/s/ Stacey L. Malek
	Name:	Stacey L. Malek
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Trumbull THC, Ltd.

by:	/s/ Stacey L. Malek
	Name:	Stacey L. Malek
	Title:	Attorney in Fact

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

VAN KAMPEN

SENIOR INCOME TRUST

By:    Van Kampen Investment Advisory Corp.

by:	/s/ BRAD LANGS
	Name:	BRAD LANGS
	Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

VAN KAMPEN

SENIOR LOAN FUND

By:    Van Kampen Investment Advisory Corp.

by:	/s/ BRAD LANGS
	Name:	BRAD LANGS
	Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO

AMENDMENT NO. 1, CONSENT AND WAIVER

DATED AS OF SEPTEMBER 30, 2003,

TO THE AMERIPATH CREDIT AGREEMENT

DATED AS OF MARCH 27, 2003

NAME OF LENDER:	Wachovia Bank, National Association

by:	/s/ Jeanette A. Griffin
	Name:	Jeanette A. Griffin
	Title:	Director